UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2005

LYNCH CORPORATION
(Exact Name of Registrant as specified in Charter)
Indiana	1-106	38-1799862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Greenwich Avenue, 4th Floor, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-1150

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2005, Lynch Systems, Inc. (“Lynch Systems”) a wholly-owned subsidiary of Lynch Corporation (the “Registrant”), entered into a First Amendment to First Amended and Restated Extension Agreement (the “Extension Agreement”), by and among Lynch Systems, the Registrant and SunTrust Bank (“SunTrust”), to extend until March 1, 2006 the due date of all remaining indebtedness of Lynch Systems to SunTrust. The unpaid principal balance under the term loan is $381,106. The Extension Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Number	Exhibit
10.1	First Amendment to First Amended and Restated Extension Agreement by and among Lynch Systems, Inc., Lynch Corporation and SunTrust Bank, dated December 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LYNCH CORPORATION

By:	/s/ Eugene Hynes
Eugene Hynes
Vice President

January 5, 2005